UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 May 27, 2009
Date of report (Date of earliest event reported)

Verso Paper Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-148201	75-3217389
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

Verso Paper Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

6775 Lenox Center Court, Suite 400
Memphis, Tennessee 38115-4436
(Address of principal executive offices) (Zip Code)

(901) 369-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

On May 27, 2009, Verso Paper Corp. (together with Verso Paper Holdings LLC (“Verso Holdings”), the “Registrants”) issued a press release announcing, among other things, the intent of its wholly owned subsidiary, Verso Escrow LLC, to offer, subject to market and other conditions, $325,000,000 aggregate principal amount of senior secured notes due 2014 (the “Notes”) through a private placement that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).  The press release related to the Notes offering is attached as Exhibit 99.1 and is incorporated herein by reference.

In connection with the issuance of the Notes, the Registrants are seeking to amend Verso Holdings’ senior secured credit facilities to (1) allow for the issuance of the Notes, which would be secured on a ratable and pari passu basis with Verso Holdings’ senior secured credit facilities, (2) increase the applicable margin for the rate of interest on Verso Holdings’ revolving credit facility to 3.0% for eurodollar loans and 2.0% for base rate loans, and (3) eliminate the requirement to maintain a net first-lien secured debt to Adjusted EBITDA ratio. These amendments are conditioned upon the issuance of the Notes and the use of the proceeds of the Notes to, among other things, prepay in full the term loans outstanding under Verso Holdings’ senior secured credit facilities, in addition to customary conditions. Following the consummation of such amendments, the issuance of the Notes, the prepayment of the term loans, and related transactions (including the payment of fees and expenses), only the revolving credit facility will remain under Verso Holdings’ senior secured credit facilities.

The Registrants are furnishing this information under Item 7.01 of this report to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrants’ filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

In this report all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend,” and similar expressions. Forward-looking statements are based on currently available business, economic, financial and other information and reflect management's current beliefs, expectations and views with respect to future developments and their potential effects on the Registrants. Actual results could vary materially depending on risks and uncertainties that may affect the Registrants and their business. For a discussion of such risks and uncertainties, please refer to the Registrants’ filings with the Securities and Exchange Commission. The Registrants assume no obligation to update any forward-looking statement made in this report to reflect subsequent events or circumstances or actual outcomes.

Item 9.01.     Financial Statements and Exhibits

(d)  Exhibits.

              The following exhibit is included with this report and is being furnished solely for purposes of Item 7.01 of this Form 8-K:

Exhibit
Number	Description of Exhibit

99.1	Press release issued by Verso Paper Corp. on May 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 27, 2009

VERSO PAPER CORP.

		By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

VERSO PAPER HOLDINGS LLC

		By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press release issued by Verso Paper Corp. on May 27, 2009.